UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-21668

Cohen & Steers Alternative Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    October 31

Date of reporting period:    April 30, 2021

Item 1. Reports to Stockholders.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended April 30, 2021. The total returns for Cohen & Steers Alternative Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended April 30, 2021
Cohen & Steers Alternative Income Fund:
Class A	25.88%
Class C	25.45%[a]
Class I	26.12%[a]
Class R	25.84%[a]
Class Z	26.12%[a]
Blended Benchmark[b]	23.22%
S&P 500 Index[b]	28.85%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

[a]

The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America (GAAP).

[b]	For benchmark descriptions, see page 7.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Market Review

Real assets and alternative income asset classes had gains for the six months ended April 30, 2021, which was a favorable period for credit-sensitive fixed income assets and cyclical-type stocks amid increasing signs of economic recovery. Such asset classes benefited from the widespread implementation of COVID-19 vaccinations amid a continuation of stimulative monetary and fiscal policies globally. Bond yields rose in this environment from near historical lows, with the yield on the 10-year U.S. Treasury increasing from 0.9% to 1.7% by period end. While this trend weighed on the prices of longer-duration high-quality bonds, preferred securities had a positive return as the improving credit outlook more than countered interest-rate concerns in terms of investor sentiment.

Fund Performance

The Fund had a positive total return in the period and outperformed its blended benchmark.

Preferred Securities

Banks, the main issuers of preferred securities, saw solid improvements in earnings, credit quality and capital markets activity during the period. And after substantially building their loan-loss reserves in the second half of 2020, banks released large amounts of those excess reserves in early 2021 due to optimism about economic reopenings and given factors such as strong consumer balance sheets.

In this environment, the banking sector performed well in absolute terms and compared with the broader preferreds market. Security selection in banking aided the Fund’s relative performance in the period compared with the preferred blended benchmark. Top contributors included several out-of-benchmark positions in contingent capital securities (CoCos), which are a type of preferred security that can write down in value or be converted to equity in the event an issuer’s capital level deteriorates materially. Security selection in the insurance and utilities sectors also helped performance.

Global Real Estate

Global real estate stocks had a large gain in the period and modestly outpaced the broader equity market. Strong performers included companies that struggled the most in the early stages of the COVID pandemic, such as retail and hotel landlords. The rally was broad-based by region, with the U.S. and most European and Asia Pacific markets posting double-digit returns. Although government bond yields rose in the period amid increased inflation concerns, real estate generally benefited from investor optimism around economic recovery prospects. Stock selection in real estate modestly detracted from relative performance, due in part to trailing returns in the portfolio’s Hong Kong and U.K. holdings. In the U.K., an overweight in health care company Assura Group underperformed as investors favored more-cyclical companies.

Global Listed Infrastructure

Infrastructure companies had a solid absolute return but trailed global stocks. Performance was positive but mixed by sector. Top performers included economically sensitive sectors such as midstream energy, airports and marine ports. More defensive or secular growth companies like electric utilities and communications had relatively modest gains. Stock selection in the portfolio’s infrastructure

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

allocation aided performance, led by the electric utilities and railways sectors. In railways, the top contributor was an out-of-benchmark position in North American freight railway company Norfolk Southern, which benefited from a strong rebound in demand in the period.

MLPs and Midstream Energy

Master limited partnerships (MLPs) and other midstream energy companies had exceptionally strong performance in the period as they continued to rebound from their early-2020 lows. Oil prices rallied as OPEC remained committed to supply discipline and as global economies continued to reopen. On the earnings front, midstream results were mostly better than expected, and some companies even surpassed their pre-COVID guidance. Stock selection in the midstream allocation, specifically in the gathering and refinery logistics sectors, hindered the portfolio’s relative performance.

Natural Resource Equities

Natural resource equities had a strong gain amid an upturn in their underlying commodities such as oil, industrial metals and grains. The top performing sectors included diversified metals & mining and integrated oil & gas. The only sectors with negative returns in the period were precious metals & minerals and gold, which were out of favor as investors targeted economically sensitive companies. Stock selection in natural resources contributed positively to relative performance. Stock selection in the integrated oil & gas and agricultural products sectors aided performance. In addition, the portfolio did not invest in paper products and paper packaging companies, which had a gain but underperformed.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency exchange contracts detracted from the Fund’s total return during the six months ended April 30, 2021. The Fund also used “swaptions,” which are options to enter into interest-rate swap contracts with the intention of managing interest-rate risk. These swaptions did not have a material effect on the Fund’s total return for the six months ended April 30, 2021.

Additionally, the Fund engaged in the use of single security options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the six months ended April 30, 2021.

Fund Strategy Update

Effective after the close of business on April 30, 2021, the investment objectives, principal investment strategies and principal risks of the Fund were modified. Certain of the modifications to the Fund’s principal investment strategies were implemented before close of business on April 30, 2021 in accordance with the Fund’s existing principal investment strategies. The current investment objectives of the Fund are to seek a high level of current income and capital appreciation. Previously, the investment objectives of the Fund were to seek a high level of current income and secondarily, capital appreciation. Please see the Fund’s Prospectus for additional information.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Sincerely,

JON CHEIGH	VINCENT L. CHILDERS
Portfolio Manager	Portfolio Manager

BEN MORTON	CHRISTOPHER RHINE
Portfolio Manager	Portfolio Manager

TYLER S. ROSENLICHT	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

ELAINE ZAHARIS-NIKAS
Portfolio Manager

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended April 30, 2021

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	24.90%[a]	29.07%[b]	—	—	—
1 Year (without sales charge)	30.79%	30.07%	31.40%	30.78%	31.40%
5 Years (with sales charge)	7.87%[a]	8.17%	—	—	—
5 Years (without sales charge)	8.87%	8.17%	9.27%	8.73%	9.27%
10 Years (with sales charge)	8.51%[a]	8.31%	—	—	—
10 Years (without sales charge)	9.01%	8.31%	9.41%	—	—
Since Inception[c] (with sales charge)	6.71%[a]	6.33%	—	—	—
Since Inception[c] (without sales charge)	7.02%	6.33%	7.41%	7.06%	7.60%

The Fund changed its investment objectives and principal investment strategies on July 1, 2019. The performance above reflects returns achieved pursuant to different investment objectives and principal investment strategies than the investment objectives and strategies currently employed by the Fund. If the Fund’s current strategies had been in place prior to July 1, 2019, results shown would have been different.

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the March 1, 2021 prospectus, as supplemented on March 1, 2021 were as follows: Class A—1.67% and 1.00%; Class C—2.32% and 1.65%; Class I—1.32% and 0.65%; Class R—1.82% and 1.15%; and Class Z—1.32% and 0.65%. Through June 30, 2022, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]	Reflects a contingent deferred sales charge of 1.00%.
[c]	Inception date of August 31, 2005 for Class A, C and I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Benchmark Descriptions

The Fund changed its investment objectives and principal investment strategies on July 1, 2019. The Blended Benchmark consists of 15% FTSE EPRA Nareit Developed Real Estate Index (Net), 15% Alerian MLP Index, 15% Dow Jones Brookfield Global Infrastructure Index, 10% S&P Global Natural Resource Index (Net), and 45% Preferred Blended Benchmark (consists of 60% ICE BofA US IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index and 20% Bloomberg Barclays Developed Market USD Contingent Capital Index). The FTSE EPRA Nareit Developed Real Estate Index (Net) is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity REITs and listed property companies from developed markets and is net of dividend withholding taxes. The Alerian MLP Index (Total Return) is a capped, float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total Master Limited Partnership (MLP) float-adjusted market capitalization. The Dow Jones Brookfield Global Infrastructure Index is a float-adjusted market-capitalization-weighted index that measures performance of globally domiciled companies that derive more than 70% of their cash flows from infrastructure lines of business. The S&P Global Natural Resources Index (Net) includes the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements and is net of dividend withholding taxes. The ICE BofA US IG Institutional Capital Securities Index tracks the performance of US dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the US domestic market. The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate US dollar-denominated preferred securities issued in the US domestic market, excluding $1000 par securities. The Bloomberg Barclays Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2020—April 30, 2021.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period[a] November 1, 2020— April 30, 2021
Class A
Actual (25.88% return)	$1,000.00	$1,258.80	$5.60
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.84	$5.01

Class C
Actual (25.45% return)	$1,000.00	$1,254.50	$9.22
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.61	$8.25

Class I
Actual (26.12% return)	$1,000.00	$1,261.20	$3.64
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.57	$3.26

Class R
Actual (25.84% return)	$1,000.00	$1,258.40	$6.44
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.09	$5.76

Class Z
Actual (26.12% return)	$1,000.00	$1,261.20	$3.64
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.57	$3.26

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.00%, 1.65%, 0.65%, 1.15% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

April 30, 2021

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

Kirkland Lake Gold Ltd. (Canada)	$1,748,067	2.4
Renewable Energy Group, Inc.	1,472,890	2.0
Anglo American PLC (South Africa)	1,424,114	2.0
American Tower Corp.	1,266,971	1.7
Vinci SA (France)	1,206,434	1.7
Enbridge, Inc. (Canada)	1,171,991	1.6
Williams Cos., Inc./The	867,240	1.2
Crown Castle International Corp.	822,222	1.1
Sempra Energy	782,223	1.1
Charles Schwab Corp./The, 4.00%, Series I	752,974	1.0

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Strategy Breakdownb,c

(Unaudited)

[b]	The strategy breakdown is expressed as a percentage of the Fund’s total long-term investments and excludes derivative instruments.
[c]

The strategy breakdown reflects certain modifications to the Fund’s principal investment strategies that were effective after the close of business on April 30, 2021 but were implemented before close of business on April 30, 2021 in accordance with the Fund’s existing principal investment strategies.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

April 30, 2021 (Unaudited)

		Shares	Value
COMMON STOCK	47.8%
AIRPORTS—FOREIGN	1.5%
Aena SME SA, 144A (Spain)[a,b]		2,215	$385,334
Aeroports de Paris (France)[b]		2,915	373,936
Auckland International Airport Ltd. (New Zealand)[b]		27,244	147,973
Sydney Airport (Australia)[b]		36,014	171,732

			1,078,975

COMMUNICATIONS	4.1%
TOWERS	3.3%
American Tower Corp.		4,973	1,266,971
Crown Castle International Corp.		4,349	822,222
SBA Communications Corp.		999	299,421

			2,388,614

TOWERS—FOREIGN	0.8%
Cellnex Telecom SA, 144A (Spain)[a]		10,087	570,458

TOTAL COMMUNICATIONS			2,959,072

CONSUMER STAPLES—FOOD PRODUCTS	0.5%
Darling Ingredients, Inc.[b]		5,007	347,736

ELECTRIC	2.5%
CenterPoint Energy, Inc.		15,084	369,407
Evergy, Inc.		5,224	334,179
FirstEnergy Corp.		10,081	382,272
NorthWestern Corp.		3,466	235,792
Portland General Electric Co.		5,657	287,715
Public Service Enterprise Group, Inc.		3,556	224,597

			1,833,962

ELECTRIC—FOREIGN	2.2%
Elia Group SA/NV (Belgium)		1,030	111,449
Enel S.p.A. (Italy)		26,844	266,802
Hydro One Ltd., 144A (Canada)[a]		12,600	302,097
Iberdrola SA (Spain)		5,141	69,441
Kansai Electric Power Co., Inc./The (Japan)		28,300	280,177
National Grid PLC (United Kingdom)		45,320	569,937

			1,599,903

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021 (Unaudited)

		Shares	Value
ENERGY	3.2%
GAS—DISTRIBUTION—FOREIGN	1.2%
Enn Energy Holdings Ltd. (China)		12,100	$206,243
Snam S.p.A. (Italy)		56,228	316,368
Towngas China Co., Ltd. (China)		679,000	334,791

			857,402

OIL & GAS	2.0%
Renewable Energy Group, Inc.[b]		26,529	1,472,890

TOTAL ENERGY			2,330,292

GAS UTILITIES—MULTI-UTILITIES	0.3%
NiSource, Inc.		7,213	187,682

INDUSTRIALS	0.6%
DIVERSIFIED—FOREIGN	0.1%
ESR Cayman Ltd., 144A (China)[a,b]		10,800	36,914

ENVIROMENTAL CONTROL	0.5%
Waste Management, Inc.		3,100	427,707

TOTAL INDUSTRIALS			464,621

MARINE PORTS—FOREIGN	0.9%
China Merchants Port Holdings Co., Ltd. (China)		142,000	227,777
Cosco Shipping Ports Ltd. (China)		340,000	285,823
Koninklijke Vopak NV (Netherlands)		2,425	111,079

			624,679

MATERIALS—METALS & MINING—FOREIGN	4.4%
Altius Renewable Royalties Corp. (Canada)[b]		4,438	36,287
Anglo American PLC (South Africa)		33,589	1,424,114
Kirkland Lake Gold Ltd. (Canada)		47,047	1,748,067

			3,208,468

PIPELINES	2.3%
Cheniere Energy, Inc.[b]		5,606	434,577
Targa Resources Corp.		10,010	347,247
Williams Cos., Inc./The		35,601	867,240

			1,649,064

PIPELINES—FOREIGN	3.8%
Enbridge, Inc. (Canada)		30,385	1,171,991

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021 (Unaudited)

		Shares	Value
Gibson Energy, Inc. (Canada)		19,881	$363,120
Pembina Pipeline Corp. (Canada)		15,892	490,536
TC Energy Corp. (Canada)		14,752	729,829

			2,755,476

RAILWAYS	0.7%
Norfolk Southern Corp.		1,717	479,455

RAILWAYS—FOREIGN	0.1%
West Japan Railway Co. (Japan)		1,300	71,750

REAL ESTATE	15.6%
DATA CENTERS	0.9%
CyrusOne, Inc.		5,623	409,523
Digital Realty Trust, Inc.		678	104,622
QTS Realty Trust, Inc., Class A		2,447	162,701

			676,846

DATA CENTERS—FOREIGN	0.4%
NEXTDC Ltd. (Australia)[b]		33,339	297,663

DIVERSIFIED—FOREIGN	3.0%
Activia Properties, Inc. (Japan)		33	152,182
British Land Co., PLC/The (United Kingdom)		19,344	138,491
Castellum AB (Sweden)		8,300	202,069
Charter Hall Group (Australia)		11,959	128,977
City Developments Ltd. (Singapore)		6,400	37,945
CK Asset Holdings Ltd. (Hong Kong)		23,500	147,485
Hysan Development Co., Ltd. (Hong Kong)		22,000	82,842
ICADE (France)		1,835	142,736
Keppel DC REIT (Singapore)		45,173	91,313
LaSalle Logiport REIT (Japan)		47	76,334
Mirvac Group (Australia)		97,575	202,199
Mitsubishi Estate Co., Ltd. (Japan)		8,100	133,073
Mitsui Fudosan Co., Ltd. (Japan)		12,500	271,068
NSI NV (Netherlands)		1,674	68,025
Stockland (Australia)		17,685	63,759
Sun Hung Kai Properties Ltd. (Hong Kong)		12,000	181,211
United Urban Investment Corp. (Japan)		56	83,726

			2,203,435

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021 (Unaudited)

		Shares	Value
HEALTH CARE	0.9%
Healthpeak Properties, Inc.		8,384	$287,907
Ventas, Inc.		3,520	195,219
Welltower, Inc.		2,065	154,937

			638,063

HEALTH CARE—FOREIGN	0.3%
Assura PLC (United Kingdom)		109,069	112,144
Parkway Life Real Estate Investment Trust (Singapore)		24,626	77,167

			189,311

HOTEL	0.5%
Host Hotels & Resorts, Inc.		20,883	379,235

INDUSTRIALS	0.9%
Duke Realty Corp.		8,402	390,861
Prologis, Inc.		2,163	252,054

			642,915

INDUSTRIALS—FOREIGN	0.6%
Catena AB (Sweden)		1,692	81,986
CTP NV, 144A (Netherlands)[a,b]		2,893	48,868
Goodman Group (Australia)		2,145	31,247
LondonMetric Property PLC (United Kingdom)		40,884	127,267
Segro PLC (United Kingdom)		9,951	138,184

			427,552

NET LEASE	1.0%
NETSTREIT Corp.		8,531	177,701
Spirit Realty Capital, Inc.		4,856	230,854
VICI Properties, Inc.		9,454	299,692

			708,247

NET LEASE—FOREIGN	0.0%
ARGAN SA (France)		289	28,769

OFFICE	0.2%
Columbia Property Trust, Inc.		6,122	110,257

OFFICE—FOREIGN	0.5%
Alstria Office REIT-AG (Germany)		2,921	52,290
Cofinimmo SA (Belgium)		395	60,548

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021 (Unaudited)

		Shares	Value
Japan Prime Realty Investment Corp. (Japan)		47	$191,157
Workspace Group PLC (United Kingdom)		4,388	49,692

			353,687

RESIDENTIAL	2.6%
APARTMENT	1.1%
Apartment Income REIT Corp.		3,138	141,681
Mid-America Apartment Communities, Inc.		710	111,704
UDR, Inc.		11,310	525,350

			778,735

APARTMENT—FOREIGN	1.1%
Aedifica SA (Belgium)		510	62,296
Daiwa House REIT Investment Corp. (Japan)		38	101,911
LEG Immobilien AG (Germany)		702	97,648
Vonovia SE (Germany)		5,847	384,095
Wharf Real Estate Investment Co., Ltd. (Hong Kong)		23,000	132,355

			778,305

MANUFACTURED HOME	0.2%
Sun Communities, Inc.		863	143,974

SINGLE FAMILY	0.2%
Invitation Homes, Inc.		5,607	196,581

TOTAL RESIDENTIAL			1,897,595

RETAIL—FOREIGN	1.1%
CapitaLand Integrated Commercial Trust (Singapore)		107,596	173,835
Japan Retail Fund Investment Corp. (Japan)		161	158,658
Klepierre SA (France)		7,256	192,441
Link REIT (Hong Kong)		17,283	163,424
SmartCentres Real Estate Investment Trust (Canada)		4,024	93,696

			782,054

SELF STORAGE	1.1%
CubeSmart		6,659	281,942
Public Storage		1,729	486,126

			768,068

SELF STORAGE—FOREIGN	0.2%
National Storage REIT (Australia)		39,047	60,460

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021 (Unaudited)

		Shares	Value
Safestore Holdings PLC (United Kingdom)		8,389	$98,652

			159,112

SHOPPING CENTERS	1.1%
COMMUNITY CENTER	0.7%
Federal Realty Investment Trust		489	55,179
Weingarten Realty Investors		14,015	453,245

			508,424

REGIONAL MALL	0.4%
Simon Property Group, Inc.		2,665	324,437

TOTAL SHOPPING CENTERS			832,861

SPECIALTY	0.1%
Lamar Advertising Co., Class A		1,043	103,299

TIMBER	0.2%
Weyerhaeuser Co.		3,162	122,591

TOTAL REAL ESTATE			11,321,560

TOLL ROADS—FOREIGN	2.6%
Atlantia S.p.A. (Italy)[b]		5,534	107,949
Transurban Group (Australia)		40,482	441,896
Vinci SA (France)		10,979	1,206,434
Zhejiang Expressway Co., Ltd. (China)		180,000	156,648

			1,912,927

UTILITIES	2.5%
GAS UTILITIES	1.1%
Sempra Energy		5,686	782,223

WATER UTILITIES	0.6%
American Water Works Co., Inc.		1,138	177,516
Essential Utilities, Inc.		5,836	275,051

			452,567

WATER UTILITIES—FOREIGN	0.8%
Guangdong Investment Ltd. (China)		198,000	304,861
United Utilities Group PLC (United Kingdom)		20,880	279,193

			584,054

TOTAL UTILITIES			1,818,844

TOTAL COMMON STOCK (Identified cost—$30,257,748)			34,644,466

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	7.9%
BANKS	0.7%
Dime Community Bancshares, Inc., 5.50%, Series Ac		5,287	$134,977
First Horizon Corp., 4.70%, Series Fc		4,000	100,060
PNC Financial Services Group, Inc./The, 6.125% to 5/1/22, Series Pc,d		3,000	78,660
Signature Bank/New York NY, 5.00%, Series ac		2,952	75,719
Wells Fargo & Co., 5.85% to 9/15/23, Series Qc,d		1,833	49,436
Wells Fargo & Co., 4.75%, Series Zc		1,870	48,115

			486,967

ELECTRIC	0.3%
SCE Trust V, 5.45% to 3/15/26, Series Kc,d		8,800	224,488

ELECTRIC—FOREIGN	0.1%
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)[c]		3,396	87,311

ENERGY	0.2%
Energy Transfer LP, 7.60% to 5/15/24, Series Ec,d		6,122	148,642

FINANCIAL	1.3%
DIVERSIFIED FINANCIAL SERVICES	1.1%
Apollo Global Management, Inc., 6.375%, Series Ac		3,643	94,864
Apollo Global Management, Inc., 6.375%, Series Bc		4,000	107,360
KKR Group Finance Co. IX LLC, 4.625%, due 4/1/61		4,663	119,373
National Rural Utilities Cooperative Finance Corp., 5.50%, due 5/15/64, Series US		2,900	76,966
Oaktree Capital Group LLC, 6.55%, Series Bc		5,000	134,500
Synchrony Financial, 5.625%, Series Ac		8,490	224,306

			757,369

INVESTMENT BANKER/BROKER	0.2%
Charles Schwab Corp./The, 4.45%, Series Jc		6,000	152,700

TOTAL FINANCIAL			910,069

INSURANCE	1.8%
LIFE/HEALTH INSURANCE	0.9%
Athene Holding Ltd., 6.375% to 6/30/25, Series Cc,d		3,736	105,206
Athene Holding Ltd., 4.875%, Series Dc		5,275	132,930
Brighthouse Financial, Inc., 5.375%, Series Cc		9,321	244,490
CNO Financial Group, Inc., 5.125%, due 11/25/60		3,737	95,368

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021 (Unaudited)

		Shares	Value
Equitable Holdings, Inc., 5.25%, Series Ac		3,613	$94,227

			672,221

PROPERTY CASUALTY	0.6%
Assurant, Inc., 5.25%, due 1/15/61		1,613	42,406
Axis Capital Holdings Ltd., 5.50%, Series Ec		4,400	111,980
Enstar Group Ltd., 7.00% to 9/1/28, Series Dc,d		10,325	297,463

			451,849

REINSURANCE	0.3%
Arch Capital Group Ltd., 5.45%, Series Fc		6,824	178,038

TOTAL INSURANCE			1,302,108

INTEGRATED TELECOMMUNICATIONS SERVICES	1.1%
AT&T, Inc., 4.75%, Series Cc		3,100	78,833
Telephone & Data Systems, Inc., 6.625%, Series UUc		6,100	168,055
United States Cellular Corp., 5.50%, due 3/1/70		13,900	355,562
United States Cellular Corp., 6.25%, due 9/1/69		8,400	222,600

			825,050

PIPELINES—FOREIGN	0.2%
Enbridge, Inc., 5.949% to 6/1/23, Series 1 (Canada)[c,d]		2,991	62,931
TC Energy Corp., 3.36% to 11/30/25, Series 11 (Canada)[c,d]		4,302	77,174

			140,105

REAL ESTATE	1.5%
INDUSTRIALS	0.5%
Monmouth Real Estate Investment Corp., 6.125%, Series Cc		10,700	273,385
Rexford Industrial Realty, Inc., 5.625%, Series Cc		4,200	115,668

			389,053

NET LEASE	0.2%
Spirit Realty Capital, Inc., 6.00%, Series Ac		4,350	116,537

OFFICE	0.3%
Brookfield Property Partners LP, 5.75%, Series Ac		8,446	200,170

RESIDENTIAL—SINGLE FAMILY	0.5%
American Homes 4 Rent, 5.875%, Series Gc		9,364	247,303
American Homes 4 Rent, 6.25%, Series Hc		4,769	129,669

			376,972

TOTAL REAL ESTATE			1,082,732

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021 (Unaudited)

		Shares	Value
UTILITIES—GAS UTILITIES	0.6%
Sempra Energy, 5.75%, due 7/1/79		6,787	$185,828
South Jersey Industries, Inc., 5.625%, due 9/16/79		8,575	224,065

			409,893

UTILITIES—FOREIGN	0.1%
Brookfield BRP Holdings, 4.625% (Canada)[c]		3,200	78,720

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$5,474,253)			5,696,085

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	40.4%
BANKS	9.2%
Ally Financial, Inc., 4.70% to 5/15/26, Series Bc,d		$130,000	132,106
Bank of America Corp., 5.875% to 3/15/28, Series FFc,d		237,000	267,561
Bank of America Corp., 6.10% to 3/17/25, Series AAc,d		410,000	459,997
Bank of America Corp., 6.25% to 9/5/24, Series Xc,d		453,000	505,378
Bank of America Corp., 6.50% to 10/23/24, Series Zc,d		265,000	306,128
Citigroup, Inc., 3.875% to 2/18/26[c,d]		310,000	311,162
Citigroup, Inc., 4.00% to 12/10/25, Series Wc,d		153,000	155,341
Citigroup, Inc., 5.00% to 9/12/24, Series Uc,d		481,000	506,252
Citigroup, Inc., 5.95% to 5/15/25, Series Pc,d		455,000	496,769
Citigroup, Inc., 6.25% to 8/15/26, Series Tc,d		482,000	562,880
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series Fc,d		65,000	72,069
Comerica, Inc., 5.625% to 7/1/25[c,d]		98,000	109,148
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144Aa,c,d		125,000	136,094
Goldman Sachs Group, Inc./The, 3.80% to 5/10/26, Series Tc,d		145,000	145,435
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series Gc,d		80,000	85,740
JPMorgan Chase & Co., 4.60% to 2/1/25, Series HHc,d		68,000	70,210
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FFc,d		185,000	195,113
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xc,d		345,000	375,834
JPMorgan Chase & Co., 6.125% to 4/30/24, Series Uc,d		280,000	304,752
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sc,d		170,000	189,019
Regions Financial Corp., 5.75% to 6/15/25, Series Dc,d		50,000	55,875
Truist Financial Corp., 4.95% to 9/1/25, Series Pc,d		138,000	152,145
Truist Financial Corp., 5.10% to 3/1/30, Series Qc,d		145,000	161,685
Wells Fargo & Co., 3.90% to 3/15/26, Series BBc,d		603,000	616,884

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021 (Unaudited)

		Principal Amount	Value
Wells Fargo & Co., 5.875% to 6/15/25, Series Uc,d		$270,000	$301,388

			6,674,965

BANKS—FOREIGN	15.4%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)[c,d,e,f]		200,000	251,718
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)[c,d,e,f]		200,000	252,106
Banco do Brasil SA/Cayman, 9.00% to 6/18/24, 144A (Brazil)[a,c,d,f]		200,000	218,902
Banco Santander SA, 7.50% to 2/8/24 (Spain)[c,d,e,f]		400,000	442,250
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)[c,d,e,f]		200,000	285,222
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)[c,d]		200,000	215,240
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)[c,d,f]		200,000	221,414
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)[c,d,e,f]		400,000	420,750
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[c,d,f]		200,000	227,125
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[a,c,d,f]		200,000	233,521
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[a,c,d,f]		200,000	223,477
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,c,d,f]		200,000	226,500
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,c,d,f]		400,000	485,848
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)[a,c,d,f]		400,000	435,262
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[c,d,e,f]		400,000	417,440
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)[a,c,d,f]		200,000	221,499
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[a,c,d,f]		200,000	214,460
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)[c,d,f]		200,000	221,480
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)[a,c,d]		65,000	107,026
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)[c,d,f]		200,000	221,000
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)[c,d,f]		200,000	221,695
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)[c,d,e,f]		200,000	209,130
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)[a,c,d,f]		200,000	228,000
Lloyds Banking Group PLC, 6.413% to 10/1/35, 144A (United Kingdom)[a,c,d]		100,000	134,305
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[c,d,f]		400,000	463,500

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021 (Unaudited)

		Principal Amount	Value
Lloyds Banking Group PLC, 6.657% to 5/21/37, 144A (United Kingdom)[a,c,d]		$200,000	$274,859
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (Australia)[a,c,d,f]		200,000	216,167
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)[c,d,e,f]		200,000	307,643
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)[c,d,f]		200,000	236,004
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)[d]		400,000	345,429
Societe Generale SA, 6.75% to 4/6/28, 144A (France)[a,c,d,f]		200,000	223,490
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[a,c,d,f]		400,000	448,700
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[a,c,d,f]		200,000	236,087
Standard Chartered PLC, 4.75% to 1/14/31, 144A (United Kingdom)[a,c,d,f]		200,000	203,165
Standard Chartered PLC, 7.014% to 7/30/37, 144A (United Kingdom)[a,c,d]		300,000	404,250
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)[a,c,d,f]		400,000	418,402
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[a,c,d,f]		200,000	218,718
Stichting AK Rabobank Certificaten, 2.188% (Netherlands)[c,e]		98,850	156,220
UBS Group AG, 5.125% to 7/29/26 (Switzerland)[c,d,e,f]		200,000	214,852
UBS Group AG, 6.875% to 8/7/25 (Switzerland)[c,d,e,f]		200,000	227,870
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)[a,c,d,f]		200,000	220,763

			11,151,489

ELECTRIC	1.1%
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50[d]		80,000	88,000
Dominion Energy, Inc., 4.65% to 12/15/24, Series Bc,d		120,000	127,952
Sempra Energy, 4.875% to 10/15/25[c,d]		340,000	372,790
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series Bd		190,000	203,300

			792,042

ELECTRIC—FOREIGN	0.4%
Electricite de France SA, 5.00% to 1/22/26, Series EMTN (France)[c,d,e]		200,000	273,463

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021 (Unaudited)

		Principal Amount	Value
ENERGY	0.1%
Energy Transfer LP, 7.125% to 5/15/30, Series Gc,d		$40,000	$40,900

FINANCIAL	2.4%
CREDIT CARD	0.1%
Discover Financial Services, 6.125% to 6/23/25, Series Dc,d		40,000	45,250

DIVERSIFIED FINANCIAL SERVICES	0.2%
ILFC E-Capital Trust II, 4.25% (3 Month US LIBOR + 1.80%), due 12/21/65, 144A (FRN)[a,g]		210,000	178,825

INVESTMENT BANKER/BROKER	2.1%
Charles Schwab Corp./The, 4.00% to 12/1/30, Series Hc,d		157,000	159,229
Charles Schwab Corp./The, 4.00% to 6/1/26, Series Ic,d		731,000	752,974
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Gc,d		516,000	575,031

			1,487,234

TOTAL FINANCIAL			1,711,309

INSURANCE	6.6%
LIFE/HEALTH INSURANCE	1.8%
Equitable Holdings, Inc., 4.95% to 9/15/25, Series Bc,d		240,000	258,900
MetLife, Inc., 10.75%, due 8/1/69		280,000	474,477
SBL Holdings, Inc., 7.00% to 5/13/25, 144Aa,c,d		290,000	285,650
Voya Financial, Inc., 6.125% to 9/15/23, Series Ac,d		265,000	292,817

			1,311,844

LIFE/HEALTH INSURANCE—FOREIGN	0.7%
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)[c,d,e,f]		200,000	213,117
Rothesay Life PLC, 6.875% to 9/12/28 (United Kingdom)[c,d,e,f]		200,000	319,720

			532,837

MULTI-LINE	0.8%
American International Group, Inc., 8.175% to 5/15/38, due 5/15/58[d]		325,000	460,589
Hartford Financial Services Group, Inc./The, 2.319% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)[a,g]		100,000	96,253

			556,842

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021 (Unaudited)

		Principal Amount	Value
MULTI-LINE—FOREIGN	0.4%
AXA SA, 6.379% to 12/14/36, 144A (France)[a,c,d]		$200,000	$277,397

PROPERTY CASUALTY	1.3%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[d]		500,000	566,250
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40[d]		130,000	137,312
Markel Corp., 6.00% to 6/1/25[c,d]		130,000	143,168
PartnerRe Finance B LLC, 4.50% to 4/1/30, due 10/1/50[d]		110,000	113,317

			960,047

PROPERTY CASUALTY—FOREIGN	1.2%
Athora Netherlands NV, 6.25% to 11/16/22 (Netherlands)[c,d,e]		400,000	423,730
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)[d,e]		200,000	209,322
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)[a,c,d]		200,000	217,250

			850,302

REINSURANCE	0.4%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40[d]		300,000	312,285

TOTAL INSURANCE			4,801,554

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.1%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)[d]		75,000	91,491

OIL & GAS—FOREIGN	1.0%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)[c,d]		360,000	384,300
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)[c,d]		305,000	328,180

			712,480

PIPELINES—FOREIGN	2.1%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)[d]		315,000	348,173
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[d]		170,000	183,209
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)[d]		333,000	361,798
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)[d]		175,000	188,562

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021 (Unaudited)

		Principal Amount	Value
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[d]		$420,000	$466,725

			1,548,467

REAL ESTATE—RETAIL—FOREIGN	0.6%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)[a,d]		400,000	424,500

UTILITIES	1.4%
ELECTRIC UTILITIES	0.4%
Edison International, 5.375% to 3/15/26, Series Ac,d		270,000	280,009
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79[d]		55,000	64,079

			344,088

ELECTRIC UTILITIES—FOREIGN	0.9%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[d]		555,000	643,436

GAS UTILITIES	0.1%
South Jersey Industries, Inc., 5.02%, due 4/15/31		40,000	41,819

TOTAL UTILITIES			1,029,343

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$27,860,424)			29,252,003

		Shares
SHORT-TERM INVESTMENTS	1.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%[h]		1,034,809	1,034,809

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,034,809)			1,034,809

PURCHASED OPTION CONTRACTS	0.0%
(Premiums paid—$30,019)			19,130

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$64,657,253)	97.5%		70,646,493
WRITTEN OPTION CONTRACTS	(0.0)		(9,834)
OTHER ASSETS IN EXCESS OF LIABILITIES	2.5		1,806,820

NET ASSETS	100.0%		$72,443,479

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021 (Unaudited)

Over-The-Counter Option Contracts

Purchased Options

Interest Rate Swaptions

Description	Counterparty	Exercise Rate	Expiration Date	Notional Amount[i]	Premiums Paid	Value
Option to receive 3-month LIBOR Quarterly, Pay 1.75% Semiannually, maturing 9/17/21	Goldman Sachs International	1.75%	9/17/21	$883,000	$17,569	$14,360

Equity Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount [j]	Premiums Paid	Value
Put—iShares iBoxx Investment Grade Corporate Bond ETF	Goldman Sachs International	$128.00	9/17/21	30	$393,450	$12,450	$4,770

Written Options

Interest Rate Swaptions

Description	Counterparty	Exercise Rate	Expiration Date	Notional Amount[i]	Premiums Received	Value
Option to pay 3-month LIBOR Quarterly, Receive 2.00% Semiannually, maturing 9/17/21	Goldman Sachs International	2.00%	9/17/21	$(883,000)	$(10,241)	$(7,652)

Equity Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount [j]	Premiums Received	Value
Put—iShares iBoxx Investment Grade Corporate Bond ETF	Goldman Sachs International	$121.00	9/17/21	30	$(393,450)	$(5,187)	$(2,182)

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021 (Unaudited)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	519,753	USD	413,365	5/4/21	$(9,491)
Brown Brothers Harriman	EUR	1,032,279	USD	1,213,619	5/4/21	(27,438)
Brown Brothers Harriman	USD	422,453	CAD	519,753	5/4/21	403
Brown Brothers Harriman	USD	1,242,534	EUR	1,032,279	5/4/21	(1,477)
Brown Brothers Harriman	GBP	663,304	USD	915,479	5/5/21	(577)
Brown Brothers Harriman	USD	282,133	GBP	202,718	5/5/21	(2,169)
Brown Brothers Harriman	USD	637,769	GBP	460,586	5/5/21	(1,677)
Brown Brothers Harriman	CAD	526,130	USD	427,623	6/2/21	(444)
Brown Brothers Harriman	EUR	1,024,367	USD	1,233,620	6/2/21	1,376
Brown Brothers Harriman	GBP	460,315	USD	637,382	6/2/21	1,629
						$(39,865)

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
USD	United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2021 (Unaudited)

Note: Percentages indicated are based on the net assets of the Fund.

[a]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $8,553,041 which represents 11.8% of the net assets of the Fund, of which 0.0% are illiquid.

[b]	Non-income producing security.
[c]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[d]	Security converts to floating rate after the indicated fixed-rate coupon period.
[e]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $4,624,553 which represents 6.4% of the net assets of the Fund, of which 0.0% are illiquid.

[f]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $10,046,997 or 13.9% of the net assets of the Fund.

[g]	Variable rate. Rate shown is in effect at April 30, 2021.
[h]	Rate quoted represents the annualized seven-day yield.
[i]	Represents the notional amount of the underlying swap contract.
[j]	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.

Country Summary	% of Net Assets
United States	47.3
Canada	11.0
United Kingdom	9.9
France	6.3
Australia	3.1
Spain	2.7
Switzerland	2.7
China	2.1
Japan	2.1
South Africa	2.0
Netherlands	1.4
Italy	1.3
Germany	1.0
Hong Kong	1.0
Singapore	0.5
Other	5.6

100.0

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2021 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$64,657,253)	$70,646,493
Foreign currency, at value (Identified cost—$89,293)	88,936
Receivable for:
Investment securities sold	19,110,338
Dividends and interest	515,200
Fund shares sold	69,963
Unrealized appreciation on forward foreign currency exchange contracts	3,408
Other assets	790

Total Assets	90,435,128

LIABILITIES:
Written option contracts, at value (Premiums received—$15,428)	9,834
Unrealized depreciation on forward foreign currency exchange contracts	43,273
Payable for:
Investment securities purchased	17,521,374
Fund shares redeemed	215,987
Dividends declared	20,831
Shareholder servicing fees	9,705
Investment advisory fees	5,428
Administration fees	1,169
Distribution fees	467
Other liabilities	163,581

Total Liabilities	17,991,649

NET ASSETS	$72,443,479

NET ASSETS consist of:
Paid-in capital	$77,874,232
Total distributable earnings/(accumulated loss)	(5,430,753)

$72,443,479

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

April 30, 2021 (Unaudited)

CLASS A SHARES:
NET ASSETS	$17,016,269
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,453,528

Net asset value and redemption price per share	$11.71

Maximum offering price per share ($11.71 ÷ 0.955)[a]	$12.26

CLASS C SHARES:
NET ASSETS	$5,502,455
Shares issued and outstanding ($0.001 par value common stock outstanding)	473,755

Net asset value and offering price per share[b]	$11.61

CLASS I SHARES:
NET ASSETS	$49,744,688
Shares issued and outstanding ($0.001 par value common stock outstanding)	4,237,372

Net asset value, offering and redemption price per share	$11.74

CLASS R SHARES:
NET ASSETS	$98,786
Shares issued and outstanding ($0.001 par value common stock outstanding)	8,424

Net asset value, offering and redemption price per share	$11.73

CLASS Z SHARES:
NET ASSETS	$81,281
Shares issued and outstanding ($0.001 par value common stock outstanding)	6,924

Net asset value, offering and redemption price per share	$11.74

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2021 (Unaudited)

Investment Income
Interest income	$576,777
Dividend income (net of $22,600 of foreign withholding tax)	520,929

Total Investment Income	1,097,706

Expenses:
Investment advisory fees	235,861
Professional fees	55,322
Registration and filing fees	47,752
Distribution fees—Class A	20,651
Distribution fees—Class C	21,498
Distribution fees—Class R	227
Administration fees	35,328
Shareholder servicing fees—Class A	8,261
Shareholder servicing fees—Class C	7,166
Shareholder servicing fees—Class I	15,642
Custodian fees and expenses	26,266
Shareholder reporting expenses	15,461
Transfer agent fees and expenses	5,010
Directors’ fees and expenses	1,820
Miscellaneous	7,702

Total Expenses	503,967
Reduction of Expenses (See Note 2)	(227,151)

Net Expenses	276,816

Net Investment Income (Loss)	820,890

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities (net of $723 of foreign capital gains tax)	8,273,709
Written option contracts	1,170
Forward foreign currency exchange contracts	(39,389)
Foreign currency transactions	(2,298)

Net realized gain (loss)	8,233,192

Net change in unrealized appreciation (depreciation) on:
Investments in securities	6,886,361
Written option contracts	5,594
Forward foreign currency exchange contracts	(43,749)
Foreign currency translations	(709)

Net change in unrealized appreciation (depreciation)	6,847,497

Net Realized and Unrealized Gain (Loss)	15,080,689

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,901,579

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020
Change in Net Assets:
From Operations:
Net investment income (loss)	$820,890	$2,362,131
Net realized gain (loss)	8,233,192	(17,583,880)
Net change in unrealized appreciation (depreciation)	6,847,497	(1,271,249)

Net increase (decrease) in net assets resulting from operations	15,901,579	(16,492,998)

Distributions to Shareholders:
Class A	(418,470)	(665,907)
Class C	(127,212)	(208,239)
Class I	(1,196,566)	(2,166,161)
Class R	(2,235)	(2,920)
Class Z	(2,030)	(445)
Tax Return of Capital to Shareholders:
Class A	—	(343,141)
Class C	—	(132,477)
Class I	—	(1,020,539)
Class R	—	(1,573)
Class Z	—	(298)

Total distributions	(1,746,513)	(4,541,700)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(11,196,470)	22,488,403

Total increase (decrease) in net assets	2,958,596	1,453,705
Net Assets:
Beginning of period	69,484,883	68,031,178

End of period	$72,443,479	$69,484,883

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:				2019	2018	2017	2016[b]
Net asset value, beginning of period	$9.54	$11.85	$13.33	$15.16	$15.50	$13.30	$16.33

Income (loss) from investment operations:

Net investment income (loss)[c]	0.12	0.29	0.17	0.17	0.17	0.18	0.14
Net realized and unrealized gain (loss)	2.33	(2.02)	0.59	0.15	1.42	3.56	(1.92)

Total from investment operations	2.45	(1.73)	0.76	0.32	1.59	3.74	(1.78)

Less dividends and distributions to shareholders from:

Net investment income	(0.28)	(0.38)	(0.23)	(0.17)	(0.17)	(0.18)	(0.14)
Net realized gain	—	—	(2.01)	(1.98)	(1.76)	(1.36)	(1.11)
Tax return of capital	—	(0.20)	—	—	—	—	—

Total dividends and distributions to shareholders	(0.28)	(0.58)	(2.24)	(2.15)	(1.93)	(1.54)	(1.25)

Net increase (decrease) in net asset value	2.17	(2.31)	(1.48)	(1.83)	(0.34)	2.20	(3.03)

Net asset value, end of period	$11.71	$9.54	$11.85	$13.33	$15.16	$15.50	$13.30

Total return[d,e]	25.88%[f]	–14.74%	5.90%[f]	2.59%	10.81%	28.76%	–11.63%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class A
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:				2019	2018	2017	2016[b]
Net assets, end of period (in millions)	$17.0	$16.2	$21.1	$19.8	$18.5	$19.6	$17.0

Ratios to average daily net assets:

Expenses (before expense reduction)	1.63%[g]	1.67%	1.79%[h]	1.40%	1.25%	1.31%	1.37%

Expenses (net of expense reduction)	1.00%[g]	1.00%	1.00%[h]	1.00%	1.00%	1.00%	1.01%

Net investment income (loss) (before expense reduction)	1.63%[g]	2.15%	1.27%[h]	0.80%	0.85%	0.92%	0.59%

Net investment income (loss) (net of expense reduction)	2.26%[g]	2.82%	2.06%[h]	1.20%	1.10%	1.23%	0.95%

Portfolio turnover rate	84%[f]	143%	178%[f]	158%	102%	70%	64%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	For the year ended February 29.
[c]	Calculation based on average shares outstanding.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Does not reflect sales charges, which would reduce return.
[f]	Not annualized.
[g]	Annualized.
[h]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:				2019	2018	2017	2016[b]
Net asset value, beginning of period	$9.47	$11.76	$13.22	$15.04	$15.38	$13.20	$16.22

Income (loss) from investment operations:

Net investment income (loss)[c]	0.09	0.23	0.11	0.07	0.07	0.09	0.04
Net realized and unrealized gain (loss)	2.29	(2.01)	0.59	0.15	1.41	3.53	(1.91)

Total from investment operations	2.38	(1.78)	0.70	0.22	1.48	3.62	(1.87)

Less dividends and distributions to shareholders from:

Net investment income	(0.24)	(0.31)	(0.15)	(0.06)	(0.06)	(0.08)	(0.04)
Net realized gain	—	—	(2.01)	(1.98)	(1.76)	(1.36)	(1.11)
Tax return of capital	—	(0.20)	—	—	—	—	—

Total dividends and distributions to shareholders	(0.24)	(0.51)	(2.16)	(2.04)	(1.82)	(1.44)	(1.15)

Net increase (decrease) in net asset value	2.14	(2.29)	(1.46)	(1.82)	(0.34)	2.18	(3.02)

Net asset value, end of period	$11.61	$9.47	$11.76	$13.22	$15.04	$15.38	$13.20

Total return[d,e]	25.34%[f]	–15.25%	5.39%[f]	1.95%	10.11%	27.97%	–12.25%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:				2019	2018	2017	2016[b]
Net assets, end of period (in millions)	$5.5	$5.6	$6.6	$12.6	$18.1	$26.7	$25.7

Ratios to average daily net assets:

Expenses (before expense reduction)	2.28%[g]	2.32%	2.44%[h]	2.05%	1.90%	1.96%	2.02%

Expenses (net of expense reduction)	1.65%[g]	1.65%	1.65%[h]	1.65%	1.65%	1.65%	1.66%

Net investment income (loss) (before expense reduction)	0.96%[g]	1.52%	0.52%[h]	0.13%	0.18%	0.27%	(0.06)%

Net investment income (loss) (net of expense reduction)	1.59%[g]	2.19%	1.31%[h]	0.53%	0.43%	0.58%	0.30%

Portfolio turnover rate	84%[f]	143%	178%[f]	158%	102%	70%	64%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	For the year ended February 29.
[c]	Calculation based on average shares outstanding.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Does not reflect sales charges, which would reduce return.
[f]	Not annualized.
[g]	Annualized.
[h]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:				2019	2018	2017	2016[b]
Net asset value, beginning of period	$9.57	$11.88	$13.36	$15.19	$15.53	$13.32	$16.36

Income (loss) from investment operations:

Net investment income (loss)[c]	0.14	0.33	0.20	0.22	0.22	0.23	0.20
Net realized and unrealized gain (loss)	2.33	(2.02)	0.60	0.15	1.42	3.57	(1.94)

Total from investment operations	2.47	(1.69)	0.80	0.37	1.64	3.80	(1.74)

Less dividends and distributions to shareholders from:

Net investment income	(0.30)	(0.42)	(0.27)	(0.22)	(0.22)	(0.23)	(0.19)
Net realized gain	—	—	(2.01)	(1.98)	(1.76)	(1.36)	(1.11)
Tax return of capital	—	(0.20)	—	—	—	—	—

Total dividends and distributions to shareholders	(0.30)	(0.62)	(2.28)	(2.20)	(1.98)	(1.59)	(1.30)

Net increase (decrease) in net asset value	2.17	(2.31)	(1.48)	(1.83)	(0.34)	2.21	(3.04)

Net asset value, end of period	$11.74	$9.57	$11.88	$13.36	$15.19	$15.53	$13.32

Total return[d]	26.01%[e]	–14.41%	6.18%[e]	2.96%	11.18%	29.24%	–11.35%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:				2019	2018	2017	2016[b]
Net assets, end of period (in millions)	$49.7	$47.6	$40.2	$28.0	$57.8	$143.5	$163.5

Ratios to average daily net assets:

Expenses (before expense reduction)	1.35%[f]	1.38%	1.51%[g]	1.09%	0.96%	1.01%	1.06%

Expenses (net of expense reduction)	0.65%[f]	0.65%	0.65%[g]	0.65%	0.65%	0.65%	0.66%

Net investment income (loss) (before expense reduction)	1.91%[f]	2.47%	1.64%[g]	1.09%	1.11%	1.23%	0.91%

Net investment income (loss) (net of expense reduction)	2.61%[f]	3.20%	2.50%[g]	1.53%	1.42%	1.59%	1.31%

Portfolio turnover rate	84%[e]	143%	178%[e]	158%	102%	70%	64%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	For the year ended February 29.
[c]	Calculation based on average shares outstanding.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.
[g]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:				2019	2018	2017	2016[b]
Net asset value, beginning of period	$9.56	$11.87	$13.34	$15.17	$15.51	$13.31	$16.35

Income (loss) from investment operations:

Net investment income (loss)[c]	0.11	0.28	0.16	0.15	0.15	0.15	0.12
Net realized and unrealized gain (loss)	2.33	(2.02)	0.59	0.14	1.41	3.57	(1.93)

Total from investment operations	2.44	(1.74)	0.75	0.29	1.56	3.72	(1.81)

Less dividends and distributions to shareholders from:

Net investment income	(0.27)	(0.37)	(0.21)	(0.14)	(0.14)	(0.16)	(0.12)
Net realized gain	—	—	(2.01)	(1.98)	(1.76)	(1.36)	(1.11)
Tax return of capital	—	(0.20)	—	—	—	—	—

Total dividends and distributions to shareholders	(0.27)	(0.57)	(2.22)	(2.12)	(1.90)	(1.52)	(1.23)

Net increase (decrease) in net asset value	2.17	(2.31)	(1.47)	(1.83)	(0.34)	2.20	(3.04)

Net asset value, end of period	$11.73	$9.56	$11.87	$13.34	$15.17	$15.51	$13.31

Total return[d]	25.73%[e]	–14.85%	5.81%[e]	2.43%	10.63%	28.61%	–11.81%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:				2019	2018	2017	2016[b]
Net assets, end of period (in 000s)	$98.8	$78.7	$82.9	$96.9	$90.4	$64.8	$8.0

Ratios to average daily net assets:

Expenses (before expense reduction)	1.78%[f]	1.82%	1.94%[g]	1.55%	1.40%	1.46%	1.52%

Expenses (net of expense reduction)	1.15%[f]	1.15%	1.15%[g]	1.15%	1.15%	1.15%	1.16%

Net investment income (loss) (before expense reduction)	1.45%[f]	2.00%	1.11%[g]	0.67%	0.70%	0.71%	0.45%

Net investment income (loss) (net of expense reduction)	2.08%[f]	2.67%	1.90%[g]	1.07%	0.95%	1.02%	0.81%

Portfolio turnover rate	84%[e]	143%	178%[e]	158%	102%	70%	64%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	For the year ended February 29.
[c]	Calculation based on average shares outstanding.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.
[g]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:				2019	2018	2017	2016[b]
Net asset value, beginning of period	$9.57	$11.88	$13.36	$15.19	$15.53	$13.32	$16.36

Income (loss) from investment operations:

Net investment income (loss)[c]	0.11	0.41	0.20	0.22	0.22	0.23	0.20
Net realized and unrealized gain (loss)	2.36	(2.10)	0.60	0.15	1.42	3.57	(1.94)

Total from investment operations	2.47	(1.69)	0.80	0.37	1.64	3.80	(1.74)

Less dividends and distributions to shareholders from:

Net investment income	(0.30)	(0.42)	(0.27)	(0.22)	(0.22)	(0.23)	(0.19)
Net realized gain	—	—	(2.01)	(1.98)	(1.76)	(1.36)	(1.11)
Tax return of capital	—	(0.20)	—	—	—	—	—

Total dividends and distributions to shareholders	(0.30)	(0.62)	(2.28)	(2.20)	(1.98)	(1.59)	(1.30)

Net increase (decrease) in net asset value	2.17	(2.31)	(1.48)	(1.83)	(0.34)	2.21	(3.04)

Net asset value, end of period	$11.74	$9.57	$11.88	$13.36	$15.19	$15.53	$13.32

Total return[d]	26.01%[e]	–14.41%	6.17%[e]	2.96%	11.18%	29.24%	–11.35%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020	For the Period March 1, 2019 through October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:				2019	2018	2017	2016[b]
Net assets, end of period (in 000s)	$81.3	$21.2	$7.2	$8.1	$9.2	$9.4	$8.0

Ratios to average daily net assets:

Expenses (before expense reduction)	1.28%[f]	1.32%	1.44%[g]	1.05%	0.90%	0.96%	1.02%

Expenses (net of expense reduction)	0.65%[f]	0.65%	0.65%[g]	0.65%	0.65%	0.65%	0.66%

Net investment income (loss) (before expense reduction)	1.50%[f]	3.25%	1.62%[g]	1.14%	1.18%	1.27%	0.95%

Net investment income (loss) (net of expense reduction)	2.13%[f]	3.92%	2.41%[g]	1.54%	1.43%	1.58%	1.31%

Portfolio turnover rate	84%[e]	143%	178%[e]	158%	102%	70%	64%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	For the year ended February 29.
[c]	Calculation based on average shares outstanding.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.
[g]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Alternative Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 8, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. Effective after the close of business on April 30, 2021, the Fund’s investment objectives are to seek a high level of current income and capital appreciation. Previously, the investment objectives of the Fund were to seek a high level of current income and secondarily, capital appreciation. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of April 30, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$34,644,466	$34,644,466	$—	$—
Preferred Securities—
$25 Par Value:
Banks	486,967	386,907	100,060	—
Other Industries	5,209,118	5,209,118	—	—
Preferred Securities—Capital Securities	29,252,003	—	29,252,003	—
Short-Term Investments	1,034,809	—	1,034,809	—
Purchased Option Contracts	19,130	—	19,130	—

Total Investments in Securities[a]	$70,646,493	$40,240,491	$30,406,002	$—

Forward Foreign Currency Exchange Contracts	$3,408	$—	$3,408	$—

Total Derivative Assets[a]	$3,408	$—	$3,408	$—

Forward Foreign Currency Exchange Contracts	$(43,273)	$—	$(43,273)	$—
Written Option Contracts	(9,834)	—	(9,834)	—

Total Derivative Liabilities[a]	$(53,107)	$—	$(53,107)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities–Capital Securities–Banks
Balance as of October 31, 2020	$134,813
Transfer out of Level 3[a]	(136,094)
Change in unrealized appreciation (depreciation)	1,281

Balance as of April 30, 2021	$—

[a]

As of October 31, 2020, the Fund used significant unobservable inputs in determining the value of this investment. As of April 30, 2021, the same investment was transferred from Level 3 to Level 2 as a result of the availability of observable inputs.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in securities.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gain/loss included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Interest Rate Swaption Contracts: The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises the swaption. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended April 30, 2021, the investment advisor considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain and/or tax return of capital upon the final determination of the Fund’s taxable income after October 31, 2021, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of April 30, 2021, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund.

For the six months ended April 30, 2021 and through June 30, 2022, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Board of Directors of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the six months ended April 30, 2021, fees waived and/or expenses reimbursed totaled $227,151.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. For the six months ended April 30, 2021, the Fund incurred $6,739 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended April 30, 2021, the Fund has been advised that the distributor received $2,706, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $3,947 and $884 of CDSC relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $176 for the six months ended April 30, 2021.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2021, totaled $55,719,159 and $69,051,699, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at April 30, 2021 and the effect of derivatives held during the six months ended April 30, 2021, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Purchased Option Contracts— Over-the-Counter	Investments in securities, at value	$4,770	—	$—
Written Option Contracts—Over-the-Counter	—	—	Written option contracts, at value	2,182
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	3,408	Unrealized depreciation	43,273
Interest Rate Risk:
Purchased Option Contracts—Over-the-Counter	Investments in securities, at value	14,360	—	—
Written Option Contracts—Over-the-Counter	—	—	Written option contracts, at value	7,652

[a]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	$3,673	$(7,680)
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	1,170	3,005
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	(39,389)	(43,749)
Interest Rate Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	—	(3,209)
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	—	2,589

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

At April 30, 2021, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Equity Risk:
Purchased Option Contracts[a]	$4,770	$—
Written Option Contracts	—	2,182
Interest Rate Risk:
Purchased Option Contracts[a]	14,360	—
Written Option Contracts	—	7,652

[a]	Purchased options are included in assets on investments in securities, at value.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of April 30, 2021:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivative Available for Offset	Collateral Received[a]	Net Amount of Derivative Assets[b]
Goldman Sachs International	$19,130	$(9,834)	$—	$9,296

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Goldman Sachs International	$9,834	$(9,834)	$—	$—

[a]	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
[b]	Net amount represents the net receivable from the counterparty or net payable due to the counterparty in the event of default.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the six months ended April 30, 2021:

	Purchased Option Contracts[a,b]	Written Option Contracts[a,b]	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$1,399,600	$1,399,600	$2,155,290

[a]

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents two months for both purchased and written option contracts.

[b]

Notional amount for swaption contracts represents the notional amount of the underlying swap contract. Notional amount for all other option contracts is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Income Tax Information

As of April 30, 2021, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$64,880,156

Gross unrealized appreciation on investments	$5,950,585
Gross unrealized depreciation on investments	(218,519)

Net unrealized appreciation (depreciation) on investments	$5,732,066

As of October 31, 2020, the Fund has a net capital loss carryforward of $8,815,510 which may be used to offset future capital gains. These losses are a short-term capital loss carryforward of $8,815,510, which under current federal income tax rules, may offset capital gains recognized in any future period.

Note 6. Capital Stock

The Fund is authorized to issue 400 million shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 50 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 150 million of Class I capital stock, 50 million of Class R capital stock and 50 million of Class Z capital stock. Class F shares are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Six Months Ended April 30, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class A:
Sold	164,479	$1,859,600	647,469	$6,464,619
Issued as reinvestment of dividends and distributions	24,966	273,384	63,031	640,452
Redeemed	(433,201)	(4,748,192)	(796,204)	(8,269,682)

Net increase (decrease)	(243,756)	$(2,615,208)	(85,704)	$(1,164,611)

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended April 30, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class C:
Sold	13,886	$151,870	340,935	$3,831,420
Issued as reinvestment of dividends and distributions	11,609	125,917	28,858	287,666
Redeemed	(146,609)	(1,596,164)	(336,414)	(3,396,101)

Net increase (decrease)	(121,114)	$(1,318,377)	33,379	$722,985

Class I:
Sold	904,505	$9,916,834	4,494,724	$50,686,317
Issued as reinvestment of dividends and distributions	105,959	1,166,128	304,174	3,084,515
Redeemed	(1,742,057)	(18,385,787)	(3,214,858)	(30,869,656)

Net increase (decrease)	(731,593)	$(7,302,825)	1,584,040	$22,901,176

Class R:
Sold	—	$—	843	$10,000
Issued as reinvestment of dividends and distributions	189	2,073	410	4,151
Redeemed	—	—	—	—

Net increase (decrease)	189	$2,073	1,253	$14,151

Class Z:
Sold	66,943	$700,599	23,616	$278,028
Issued as reinvestment of dividends and distributions	168	1,851	38	370
Redeemed	(62,402)	(664,583)	(22,043)	(263,696)

Net increase (decrease)	4,709	$37,867	1,611	$14,702

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may

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have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Below-Investment-Grade Securities Risk: Below investment grade securities generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real

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or perceived adverse economic and competitive industry conditions than higher grade securities. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. It is reasonable to expect that any adverse economic condition could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the Fund to meet redemption requests within required time periods. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies.

Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly

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greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Real Estate Market Risk: Since the Fund invests in companies engaged in the real estate industry, an investment in the Fund may be linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

MLP Investment Risk: An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. MLPs may have additional expenses, as some MLPs pay incentive distribution fees to their general partners. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

MLPs may have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes which presents unique investment risks. MLPs and other small

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capitalization companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. MLPs and other smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. The value of MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If MLPs were subject to U.S. federal income taxation as a corporation, the MLPs would be required to pay U.S. federal income tax on their taxable income which would have the effect of reducing the amount of cash available for distribution to the MLP unitholders. This would also cause any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. As a result, after-tax returns could be reduced, which could cause a decline in the value of MLPs.

Energy Sector Risk: The Fund is subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. In addition, there are several specific risks associated with investments in the energy sector, including the following: Commodity Price Risk, Depletion Risk, Supply and Demand Risk, Regulatory Risk, Acquisition Risk, Weather Risks, Exploration Risk, Catastrophic Event Risk, Interest Rate Transaction Risk, Affiliated Party Risk and Limited Partner Risk and Risks of Subordinated MLP Units. MLPs which invest in the energy industry may be highly volatile due to significant fluctuation in the prices of energy commodities as well as political and regulatory developments.

Interest Rate Risk to MLPs and Related Companies: Rising interest rates could increase the cost of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. These risks may be greater in the current market environment because certain interest rates are at historically low levels.

Tax Risk: The Fund intends to qualify each year as a RIC for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). For any year in which the Fund so qualifies, it will not be subject to U.S. federal income tax on income or gain that it timely distributes to shareholders as dividends. In order to qualify as a RIC, the Fund must meet certain asset diversification requirements, including that, at the close of each quarter of its taxable year, no more than 25% of its total assets will be invested in Qualified Publicly Traded Partnerships (QPTPs) as defined in the Code. The Fund expects that the MLPs that are treated as publicly traded partnerships for tax purposes in which the Fund invests will generally be QPTPs. The treatment of certain of the

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Fund’s investments for purposes of this test may be unclear, and it is possible that the Internal Revenue Service (IRS) or a court could recharacterize one or more such investments in a manner bearing adversely on the Fund’s ability to meet this 25% requirement. As of April 30, 2021, the Fund did not hold any of its total assets in QPTPs.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Natural Resources Risk: The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Renewable Companies Risk: Renewable companies may be subject to a variety of factors that may adversely affect their business or operations, including costs and losses associated with environmental and other regulations and enforcement policies or changes thereto, obsolescence of its existing offerings, the effects of economic slowdown, short production cycles, increased competition from other providers of services, the effects of energy conservation policies and other factors.

Because many renewable companies may be concentrated in a particular industry or industry sector (for example, the energy sector), they are subject to risks associated with such industry or sector. Renewable energy companies may be more volatile than companies operating in more established industries. Renewable energy companies and other companies operating in the renewable energy

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group of industries are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; the success of research or exploration projects, changes in governmental or environmental regulation; reduced availability of renewable energy sources or other commodities for transporting, processing, storing or delivering resources; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain clean energy assets. Additionally, the industry also can be significantly affected by the supply of and demand for specific products or services, including the supply of and demand and price of traditional energy sources (e.g., oil and gas).

Digital Infrastructure Companies Risk: Digital Infrastructure Companies are affected by supply and demand factors, such as changes in demand for communications infrastructure, consolidation of tower sites, and new technologies. Digital Infrastructure Companies are particularly affected by changes in demand for wireless infrastructure and wireless connectivity. Such demand is affected by numerous factors including, but not limited to, consumer demand for wireless connectivity; availability or capacity of wireless infrastructure or associated land interests; location of wireless infrastructure; financial condition of customers; increased use of network sharing, roaming, joint development, or resale agreements by customers; mergers or consolidations by and among customers; governmental regulations, including local or state restrictions on the proliferation of wireless infrastructure; and technological changes, including obsolescence of its offerings or decommissioning of certain existing wireless networks. Digital Infrastructure Companies are subject to risks relating to disruption of service caused by, among others, hardware, software or internal system failures or malfunctions, security breaches, interruptions or delays in service by third-parties on which they rely, natural disasters, supplier outages, or power surges. Such disruptions can lead to significant downtime, data loss, reputational harm and associated expenses and losses from which such company may not be able to recover. Digital Infrastructure Companies may be subject to other risks including, but not limited to, water supply and climate risk and data security risk. The digital infrastructure industry is rapidly growing, highly competitive and requires Digital Infrastructure Companies to invest significant amounts of research, software and product development. Such investments may not generate returns and may cause such company to incur significant losses. Companies may experience significant fluctuations in operating results and growth rates, which could result in significant gains and losses for such company and its securities to which the Fund has exposure. In addition, the impact of existing or future rules, regulations, taxes, and governmental or political actions relating to the collecting, moving, storing or processing of personal or sensitive data or payments has the potential to be financially impactful, and, to the extent that a Digital Infrastructure Company to which the Fund has exposure, becomes more extensively regulated there could be negative impacts to such company and the Fund. Banking regulation, consumer protection laws, anti-money laundering and/or other changes in regulation may negatively affect certain Digital Infrastructure Companies.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial

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markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. While some vaccines have been developed and approved for use by various governments, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. On January 1, 2021, the EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU, provisionally went into effect. The UK Parliament ratified the agreement in December 2020 and the EU Parliament ratified the agreement in April 2021. The agreement must now be approved by EU member states to enter into force officially. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, the EU-UK Trade and Cooperation Agreement, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments

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denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The Securities and Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC has recently adopted a rule relating to a registered investment company’s use of derivatives and similar transactions that could potentially require the Fund to observe more stringent requirements than are currently imposed by the 1940 Act. The new rule will replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. The rule may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the head of the UK Financial Conduct Authority (the FCA) announced a desire to phase out the use of LIBOR by the end of 2021. Alternatives to LIBOR are in development in many major financial markets. For example, the U.S. Federal Reserve has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as a possible replacement for U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (SONIA) in England. Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking. The FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments

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remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Changes to Investment Objectives, Strategies and Risks of the Fund

Effective after the close of business on April 30, 2021, the investment objectives, principal investment strategies and principal risks of the Fund were modified. Certain of the modifications to the Fund’s principal investment strategies were implemented before the close of business on April 30, 2021 in accordance with the Fund’s existing principal investment strategies. The current investment objectives of the Fund are to seek a high level of current income and capital appreciation. Previously, the investment objectives of the Fund were to seek a high level of current income and secondarily, capital appreciation. In conjunction with these changes, Tyler S. Rosenlicht and Christopher Rhine will no longer be named portfolio managers of the Fund.

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In connection with the changes described above, the Fund’s linked blended benchmark will be changed to include a blended benchmark consisting of the following components: 50% Preferred Blended Benchmark (consists of 60% ICE BofA US IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index and 20% Bloomberg Barclays Developed Market USD Contingent Capital Index), 30% Dow Jones Brookfield Global Infrastructure Index, and 20% FTSE EPRA Nareit Developed Real Estate Index (Net).

Management has evaluated events and transactions occurring after April 30, 2021 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

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OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purpose and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distribution is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Changes to the Board of Directors

On March 8, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to ten. In addition, the Board of Directors elected Ms. Ramona Rogers-Windsor as a Director of the Fund.

Ramona Rogers-Windsor: In addition to serving as a Director of the Cohen & Steers funds, Ms. Rogers-Windsor serves as a member of the Thomas Jefferson University Board of Trustees since December 2020. Previously, Ms. Rogers-Windsor spent over 23 years in investment management with Northwestern Mutual Investment Company, LLC, most recently as Managing Director and Portfolio Manager. Prior to that, Ms. Rogers-Windsor served as a financial officer with Northwestern Mutual Life. Ms. Rogers-Windsor has over 38 years of experience across multiple segments of the financial services industry and has previously served on the boards of several non-profit organizations. Ms. Rogers-Windsor holds a BS in Accounting from Marquette University and is a Certified Public Accountant and a Chartered Financial Analyst charterholder.

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Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Stephen Murphy

Chief Compliance Officer

and Vice President

Jon Cheigh

Vice President

Vincent L. Childers

Vice President

Tyler S. Rosenlicht

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—DVFAX
Class C—DVFCX
Class F—DVVFX*
Class I—DVFIX
Class R—DVFRX
Class Z—DVFZX

website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Alternative Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

eDelivery AVAILABLE

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and prospectus online.

Sign up at cohenandsteers.com

Cohen & Steers

Alternative

Income Fund

Semiannual Report April 30, 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

DVFAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	July 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date: July 7, 2021